                                    [PHOTO]

                                            ANNUAL REPORT JULY 31, 2000

         OPPENHEIMER
         CALIFORNIA MUNCIIPAL FUND


                                               [OPPENHEIMERFUNDS LOGO]
                                               The Right Way to Invest

     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   FINANCIAL
     STATEMENTS

33   INDEPENDENT
     AUDITORS' REPORT

34   Federal
     Income Tax
     Information

35   Officers and Trustees


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Despite lower municipal bond prices over the past year, THE MUNICIPAL BOND MARKET BEGAN TO RALLY DURING THE FIRST QUARTER OF 2000.

During the first seven months of 2000, California's tax-exempt bond market HAS BENEFITED FROM GREATER DEMAND AND A REDUCED SUPPLY OF NEW ISSUES.

We believe that municipal bonds currently OFFER COMPELLING VALUE compared to 30-year U.S. Treasury bonds.


AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 7/31/00
CLASS A
Without         With
Sales Chg.      Sales Chg.
--------------------------
0.86%           -3.93%

CLASS B
Without         With
Sales Chg.      Sales Chg.
--------------------------
0.10%           -4.68%

CLASS C
Without         With
Sales Chg.      Sales Chg.
--------------------------
0.10%           -0.85%

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

PRESIDENT'S LETTER

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
California Municipal
Fund

DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

       As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

       During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

       At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

                    1  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRESIDENT'S LETTER

       We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

       You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 21, 2000



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                    2  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

HOW DID OPPENHEIMER CALIFORNIA MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED JULY 31, 2000?

A. During the reporting period, the Fund faced a difficult investment environment. Inflation fears and higher interest rates eroded most tax-exempt bond prices, especially during the last five months of 1999. The Fund's slightly aggressive positioning during this time--including a relatively long average duration and an emphasis on higher yielding securities--hampered performance.

       In the first quarter of 2000, and again in June and July, however, we began to see signs of a potential market recovery. Most significant is that individual investors' demand for California municipal bonds has surged. At the same time, the available supply of newly issued municipal bonds has fallen. Nevertheless, municipal bond price averages ended the one-year reporting period at lower levels than where they began.

WHY HAVE HIGHER INTEREST RATES NEGATIVELY AFFECTED MUNICIPAL BOND PRICES?

Fixed income investors generally dislike rising interest rates, which tend to erode the prices of their previously issued, lower yielding bonds. This is because, in order to attract investors, the older bonds must drop in price to offer higher, more competitive yields. At the same time, however, investors with a long-term perspective may take advantage of a rising interest environment to benefit from higher levels of current income. Such was the case with many of the Fund's holdings over the past year: as interest rates rose, so did the Fund's yield. This enabled us to maintain the Fund's income stream in a declining market.


                    3  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


AVERAGE ANNUAL
TOTAL RETURNS


For the Periods Ended 6/30/00(1)

CLASS A
1-Year   5-Year  10-Year
---------------------------
-5.30%   4.00%   5.79%

Class B          Since
1-Year   5-Year  Inception
---------------------------
-6.14%   3.89%   4.08%

Class C          Since
1-Year   5-Year  Inception
---------------------------
-2.38%   N/A     3.62%



WHY HAS THE FEDERAL RESERVE BOARD BEEN RAISING INTEREST RATES?

The Federal Reserve Board, which sets U.S. monetary policy, has been raising key short-term interest rates over the past year because of inflation concerns. The U.S. economy has been growing so strongly that it may threaten to reignite forces potentially leading to higher prices and wages. Most of us have seen ample evidence of this phenomenon recently in the form of higher gasoline and heating oil prices. With unemployment currently hovering near record low levels, we have also seen upward pressure on wages as growing companies compete for a limited number of skilled workers.

       In response to these developments, the Federal Reserve Board raised interest rates several times during the 12-month reporting period. When added to the single interest rate hike implemented before the reporting period began, the Fed has raised interest rates by 1.75 percentage points since mid-June 1999. These actions are intended to slow economic growth by making borrowing more expensive for businesses and consumers.

WHY HAVE MARKET CONDITIONS IMPROVED RECENTLY?

Although the market trended consistently downward during the last five months of 1999, the municipal bond market began to rally during the first quarter of 2000, and again in June and July. There are two primary reasons for this: investors' interest rate expectations and a reduced supply of municipal bonds.

       After more than a year of rising interest rates, evidence has begun to emerge that the Fed's policies may be starting to reduce the growth rate of the U.S. economy. Key economic statistics measuring trends in consumer spending, new home construction, employment and other factors have begun to decline to more sustainable levels. Accordingly, some investors believe that most--but not necessarily all--interest rate increases



1. See page 10 for further details.


                    4  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STANDARDIZED YIELDS(2)


For the 30 Days Ended 7/31/00
------------------------------
CLASS A               4.65%
------------------------------
CLASS B               4.13
------------------------------
CLASS C               4.13


may be behind us, and they are buying bonds to lock in prevailing high yields. This has been particularly true of individual investors who have shifted assets out of the stock market in the wake of heightened volatility among equities.

       In addition, the supply of new California municipal bonds is down sharply from the levels of a year ago. This is primarily the result of the strong U.S. and local economies, which have helped create larger-than-expected tax revenues for many state and local governments. California municipalities have thus had less need to borrow in the public markets.

       Of course, there is no guarantee that these beneficial trends will persist or that market conditions will continue to improve.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

We have continued to try to reposition the portfolio more defensively by reducing our holdings of out-of-favor bonds, such as those financing airport construction, and by improving the overall credit quality of the portfolio. However, our ability to accomplish this has been limited by market conditions. Because demand for California municipal bonds has come primarily from individual investors, and not from institutional investors, some of our institutional-oriented, lower rated bonds declined more in price relative to higher rated bonds that individuals are buying. We have generally retained these holdings as we wait for institutional investors to re-enter the market and create greater liquidity--and higher prices--for these issues.

       When making new purchases, we focused primarily on general obligation bonds from California issuers that are either insured or rated triple A. These are the types of bonds that tend to appeal most to individual investors, potentially making them easier to sell when the time comes. With the supply of California bonds dwindling, we have also found opportunities in the bonds of U.S. territories, such as Puerto Rico, Guam and the

2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2000. Falling share prices will tend to artificially raise yields.


                    5  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

CREDIT ALLOCATION(3)

[PIE CHART]

- AAA                56.2%
- AA                  9.9
- A                   6.3
- BBB                14.0
- BB                 12.7
- B                   0.9

U.S. Virgin Islands, which provide income that is exempt from federal and state income taxes for California residents. Keep in mind that, while individual holdings may be insured, an investment in the Fund is not.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We remain generally optimistic. At current levels, we believe that municipal bonds--and municipal bond funds--represent compelling investment values relative to comparable taxable securities.

       Over the near term, the direction of the U.S. economy remains uncertain. If the current higher interest rates ultimately slow the economy without triggering recession, interest rates should begin to decline and bonds may benefit. In our opinion, maintaining a long-term perspective that spans economic cycles such as these is an important part of what makes OppenheimerFunds The Right Way to Invest.


TOP FIVE INDUSTRIES(4)
------------------------------------------------------------------------
 Special Assessment                                             26.9%
------------------------------------------------------------------------
 Single Family Housing                                          10.7
------------------------------------------------------------------------
 Electric Utilities                                             10.3
------------------------------------------------------------------------
 Municipal Leases                                                9.3
------------------------------------------------------------------------
 Highways                                                        8.9

3. Portfolio data is subject to change. Percentages are as of July 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 21.6% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

4. Industry weightings are as of July 31, 2000, and are subject to change. Based on total market value of investments.

                    6  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended July 31, 2000, Oppenheimer California Municipal Fund's performance was negatively impacted by adverse economic and fixed income market conditions, including inflation fears and rising interest rates. Because of the relatively limited demand for institutional-oriented bonds, the portfolio managers generally held their institutional issues during the reporting period. For new purchases, the portfolio managers turned to insured or triple-A general obligation bonds from California issuers. The portfolio managers believe that municipal bonds are currently providing highly competitive after-tax yields, compared to historical norms. Municipal bonds may represent attractive values if the U.S. economy slows enough to relieve inflationary pressures without entering recession. The Fund's portfolio holdings, allocations and investment style are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

       The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                    7  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

- Oppenheimer California Municipal Fund (Class A)
- Lehman Brothers Municipal Bond Index
[LINE GRAPH]

            Oppenheimer California Municipal         Lehman Brothers Municipal
                     Fund (Class A)                          Bond Index

12/31/90               $ 9,525                                 $10,000
12/31/91                10,566                                  11,214
12/31/92                11,440                                  12,203
12/31/93                12,957                                  13,702
12/31/94                11,857                                  12,994
12/31/95                14,201                                  15,262
 7/31/96(1)             14,248                                  15,331
 7/31/97                15,830                                  16,903
 7/31/98                16,727                                  17,916
 7/31/99                16,993                                  18,431
 7/31/00                17,140                                  19,226


AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/00(2)

1-YEAR -3.93%          5-YEAR 4.19%            10-YEAR 5.76%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

- Oppenheimer California Municipal Fund (Class B)
- Lehman Brothers Municipal Bond Index
[LINE GRAPH]

            Oppenheimer California Municipal         Lehman Brothers Municipal
                     Fund (Class B)                          Bond Index

  5/3/93               $10,000                                 $10,000
 6/30/93                10,189                                  10,224
12/31/93                10,655                                  10,718
12/31/94                 9,651                                  10,164
12/31/95                11,479                                  11,938
 7/31/96(1)             11,465                                  11,993
 7/31/97                12,640                                  13,222
 7/31/98                13,253                                  14,015
 7/31/99                13,385                                  14,418
 7/31/00                13,500                                  15,039


AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/00(2)

1-YEAR -4.68%          5-YEAR 4.07%            LIFE 4.25%

1. The Fund changed its fiscal year end from December 31 to July 31.

2. See page 10 for further details.


                    8  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

- Oppenheimer California Municipal Fund (Class C)
- Lehman Brothers Municipal Bond Index
[LINE GRAPH]

            Oppenheimer California Municipal         Lehman Brothers Municipal
                     Fund (Class C)                          Bond Index

 11/1/95               $10,000                                 $10,000
12/31/95                10,290                                  10,264
 7/31/96(1)             10,270                                  10,310
 7/31/97                11,320                                  11,367
 7/31/98                11,869                                  12,049
 7/31/99                11,955                                  12,395
 7/31/00                11,967                                  12,930

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/00(2)

1-YEAR -0.85%           LIFE 3.87%





THE PERFORMANCE INFORMATION FOR THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IN THE GRAPHS BEGINS ON 12/31/90 FOR CLASS A, 4/30/93 FOR CLASS B AND BEGINS ON 10/31/95 FOR CLASS C.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                    9  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES


IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                    10  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                        FINANCIALS















                    11  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2000



                                                                     RATINGS:
                                                                     MOODY'S/                             MARKET
                                                                    S&P/FITCH         PRINCIPAL            VALUE
                                                                  (UNAUDITED)            AMOUNT       SEE NOTE 1
=================================================================================================================
MUNICIPAL BONDS AND NOTES--101.5%
-----------------------------------------------------------------------------------------------------------------
CALIFORNIA--94.7%
Alhambra, CA COP, Police Facilities Assessment
District No. 91-1, AMBAC Insured, 6.75%, 9/1/23                   Aaa/AAA/AAA       $ 5,000,000       $5,200,650
-----------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.52%, 12/28/18(1)                                   Aaa/AAA         3,000,000        3,461,250
-----------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B, MBIA
Insured, Zero Coupon, 5.90%, 8/1/23(2,3)                              Aaa/AAA         6,500,000        1,736,865
-----------------------------------------------------------------------------------------------------------------
Benicia, CA USD CAP GOUN, Series B, MBIA
Insured, Zero Coupon, 5.92%, 8/1/25(2,3)                              Aaa/AAA         3,600,000          853,524
-----------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                                   A2/NR         4,270,000        4,495,072
-----------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Nonprofit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27                                NR/BBB         3,505,000        3,158,005
-----------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Nonprofit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                                         NR/AA-         2,300,000        2,141,944
-----------------------------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles College
Chiropractic, 5.60%, 11/1/17                                          Baa2/NR         1,000,000          950,170
-----------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity, Series A,
Zero Coupon, 6.12%, 1/1/23(2)                                    Baa3/AAA/AAA        10,000,000        2,809,200
-----------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
CAP RB, Sr. Lien, Escrowed to Maturity, Series A,
Zero Coupon, 5.99%, 1/1/28(2)                                    Baa3/AAA/AAA        12,060,000        2,518,490
-----------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32                Aaa/AAA/BBB         4,600,000        5,160,648
-----------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%, 1/15/21(2)                             Baa3/BBB-/BBB         7,500,000        2,148,825
-----------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 6%, 1/15/22(2)                                Baa3/BBB-/BBB         7,500,000        2,013,075
-----------------------------------------------------------------------------------------------------------------
CA GOUN, 5.75%, 3/1/30                                             Aa3/AA-/AA         4,150,000        4,210,548
-----------------------------------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11                                    Aa2/AA-            75,000           77,338
-----------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30                                    Aa2/AA-           650,000          663,000
-----------------------------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                                  Aa2/AA-           750,000          765,525
-----------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse Floater,
8.665%, 8/1/25(1)                                                     Aa2/A-1         3,245,000        3,350,462
-----------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25                                Aa2/AA-         9,555,000        9,748,011
-----------------------------------------------------------------------------------------------------------------
CA HFFAU RB, Los Angeles Children's Hospital,
Prefunded, Series A, 7.125%, 6/1/21                                    Aaa/NR         1,000,000        1,043,520
-----------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling Center,
Escrowed to Maturity, Series A, 6.75%, 7/1/11                          Aaa/NR           500,000          530,325
-----------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15                 Aaa/AAA/AAA         3,000,000        3,150,750
-----------------------------------------------------------------------------------------------------------------


                   12  OPPENHEIMER CALIFORNIA MUNICIPAL FUND



                                                                      RATINGS:
                                                                      MOODY'S/                            MARKET
                                                                     S&P/FITCH        PRINCIPAL            VALUE
                                                                   (UNAUDITED)           AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
CA PWBL RRB, Various University of CA Projects,
Series A, 5.50%, 6/1/14                                              Aa3/A+/A+       $1,500,000       $1,582,590
----------------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%, 11/1/29                                             NR/NR        5,000,000        5,029,750
----------------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward Schools, 7.25%, 11/1/29                            NR/NR        1,500,000        1,516,980
----------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 6.561%, 11/1/15(1)                                              A1/NR        6,600,000        6,525,750
----------------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB, Central Campbell
Redevelopment Project, Series B, 6.60%, 10/1/32                      Baa3/BBB-        1,255,000        1,287,053
----------------------------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center Project,
Prerefunded, 6.75%, 10/1/17                                              A2/NR        1,130,000        1,184,782
----------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Prerefunded, No. 92-1, 7.10%, 9/1/21                                     NR/NR        3,250,000        3,780,140
----------------------------------------------------------------------------------------------------------------
Cerritos, CA PFAU RB, Los Coyotes
Redevelopment Project, 6.50%, 11/1/23                              Aaa/AAA/AAA        3,000,000        3,397,050
----------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB,
Inland Empire Utility Agency Sewer Project,
MBIA Insured, 5.75%, 11/1/19                                           Aaa/AAA        1,000,000        1,025,990
----------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional FAU RB,
Inland Empire Utility Agency Sewer Project,
MBIA Insured, 5.75%, 11/1/22                                           Aaa/AAA          500,000          509,845
----------------------------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(2)                                          Aaa/AAA        2,000,000        1,244,000
----------------------------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB,
Redevelopment Projects, Series B, 5.875%, 8/1/27                         NR/NR        3,700,000        3,506,342
----------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                                                  NR/NR          815,000          831,569
----------------------------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                                     NR/NR        2,800,000        2,704,492
----------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22                             Baa2/NR        1,410,000        1,421,040
----------------------------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15                           NR/BBB        3,000,000        2,868,090
----------------------------------------------------------------------------------------------------------------
Davis, CA PFFAU Local Agency RRB,
Mace Ranch Area, Series A, 6.60%, 9/1/25                                 NR/NR        3,445,000        3,524,752
----------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                                 Baa2/AAA        4,500,000        4,813,650
----------------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29                           NR/NR        2,430,000        2,495,707
----------------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Escrowed to Maturity,
Zero Coupon, 5.92%, 11/1/19(2)                                         Aaa/AAA        4,665,000        1,600,561

                    13  OPPENHEIMER CALIFORNIA MUNCIPAL FUND

STATEMENT OF INVESTMENTS Continued




                                                                   RATINGS:
                                                                   MOODY'S/                               MARKET
                                                                  S&P/FITCH          PRINCIPAL             VALUE
                                                                (UNAUDITED)             AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/18(2)                       Aaa/AAA          $6,000,000        $2,195,640
----------------------------------------------------------------------------------------------------------------
Folsom, CA CFD No. 10 SPTX Bonds, 6.875%, 9/1/19                     NR/NR           6,500,000         6,768,125
----------------------------------------------------------------------------------------------------------------
Fresno, CA HAU MH RB, Central Valley Coalition
Projects, Series A, 5.50%, 7/1/30                              Aaa/AAA/AAA           1,145,000         1,134,157
----------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A, MBIA Insured,
6.55%, 8/1/20                                                  Aaa/AAA/AAA             725,000           832,075
----------------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA Insured, 5.90%, 2/1/25                Aaa/AAA/AAA           2,455,000         2,539,477
----------------------------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project,
Series A, 6.20%, 10/1/25                                             NR/NR           3,000,000         2,982,660
----------------------------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of
1915 SPAST GOB, Prerefunded,
District No. 91-1, 7.65%, 9/2/21                                     NR/NR           1,750,000         1,890,332
----------------------------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP GOB, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(2)                    Aaa/AAA/AAA           3,035,000           867,373
----------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                                    NR/NR           4,760,000         4,467,498
----------------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act
1915 PFAU RB, 6.20%, 9/2/25                                          NR/NR           3,970,000         3,888,178
----------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP,
Disney Parking Project, Zero Coupon, 6.92%, 9/1/10(2)           A3/BBB+/A-           5,960,000         3,515,268
----------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP,
Disney Parking Project, Zero Coupon, 6.95%, 9/1/11(2)           A3/BBB+/A-           2,900,000         1,602,308
----------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP,
Disney Parking Project, Zero Coupon, 7.03%, 9/1/13(2)           A3/BBB+/A-           4,500,000         2,169,450
----------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP,
Disney Parking Project, Zero Coupon, 6.13%, 9/1/142             A3/BBB+/A-           6,860,000         3,259,117
----------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, Disney Parking Project,
Zero Coupon, 5.94%, 3/1/12(2)                                  Aaa/AAA/AAA             750,000           416,400
----------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                                        Aa3/AA/AA           5,000,000         4,788,500
----------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series D,
FGIC Insured, 5.625%, 7/1/153                                  Aaa/AAA/AAA           3,800,000         3,946,110
----------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series D,
FGIC Insured, 5.625%, 7/1/163                                  Aaa/AAA/AAA           3,800,000         3,916,280
----------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOUN, Series D,
FGIC Insured, 5.625%, 7/1/17(3)                                Aaa/AAA/AAA           2,280,000         2,332,052
----------------------------------------------------------------------------------------------------------------
Modesto, CA Irrigation District FAU RRB, Series A,
MBIA Insured, 6%, 10/1/15                                          Aaa/AAA           5,000,000         5,312,550
----------------------------------------------------------------------------------------------------------------
Mountain View Los Altos, CA Union High SDI RB,
Series B, 6.50%, 5/1/17                                             Aa2/AA           2,000,000         2,188,540

                   14  OPPENHEIMER CALIFORNIA MUNICIPAL FUND


                                                                  RATINGS:
                                                                  MOODY'S/                                MARKET
                                                                 S&P/FITCH           PRINCIPAL             VALUE
                                                               (UNAUDITED)              AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Norco, CA CDD No. 97-1 SPTX Bonds, 7.10%, 10/1/30                    NR/NR         $ 1,000,000       $ 1,030,360
----------------------------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 9/1/19(4)                                     Aaa/AAA           8,600,000         8,711,198
----------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05                  NR/AAA           1,440,000         1,549,714
----------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18                  NR/AAA           7,000,000         7,567,210
----------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 99-1 SPTX Bonds,
Series A, 6.70%, 8/15/29                                             NR/NR           1,600,000         1,651,968
----------------------------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of 1915
SPAST GOB, Assessment No. 88-1, 6.25%, 9/2/18                        NR/NR           2,130,000         2,143,291
----------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC Insured,
5.90%, 8/1/26                                                       NR/AAA           2,540,000         2,622,296
----------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN, Series E, FGIC Insured,
5.90%, 8/1/30                                                       NR/AAA           2,180,000         2,248,932
----------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.80%, 8/1/17                                       Aaa/AAA           1,525,000         1,584,719
----------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, 5.85%, 8/1/18                                       Aaa/AAA           1,615,000         1,678,502
----------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Bonds, Los Medanos
Community Development Project,
AMBAC Insured, Zero Coupon, 6.10%, 8/1/20(2)                       Aaa/AAA           5,150,000         1,658,969
----------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                            NR/BBB           2,500,000         2,512,825
----------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX Bonds, Jr. Lien,
Series B, 6.60%, 9/1/15                                              NR/NR           1,600,000         1,630,192
----------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                            Aaa/AAA           4,500,000         5,510,385
----------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                                            Aaa/AAA             500,000           609,030
----------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 6.15%, 8/1/15                                        Aaa/AAA           2,000,000         2,226,020
----------------------------------------------------------------------------------------------------------------
Port Oakland, CA POAU RB, Series G,
MBIA Insured, 5.375%, 11/1/25                                  Aaa/AAA/AAA          10,650,000        10,209,303
----------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666A, 6.726%, 11/1/15(4,5)               NR/NR           1,300,000         1,384,955
----------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB, Series 666B, 6.976%, 11/1/17(4,5)               NR/NR           2,500,000         2,656,675
----------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.20%, 6/1/19(1)                Aaa/AAA/AAA           4,000,000         4,000,000
----------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.396%, 7/8/22(1)                   Aaa/AAA           2,500,000         2,909,375

                   15  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued



                                                                  RATINGS:
                                                                  MOODY'S/                                MARKET
                                                                 S&P/FITCH           PRINCIPAL             VALUE
                                                               (UNAUDITED)              AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Richmond, CA Improvement Bond Act of 1915
GORB, Reassessment District No. 855, 6.60%, 9/2/19                   NR/NR         $ 1,500,000       $ 1,545,270
----------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB, FGIC Insured,
5.80%, 8/1/18                                                      Aaa/AAA           3,315,000         3,433,644
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                                           NR/NR           3,000,000         3,068,010
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU Refunding COP,
5.75%, 5/15/19                                                     NR/BBB-           2,100,000         1,908,102
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A, 5.625%, 10/1/33                Baa2/BBB-           6,600,000         5,973,330
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP,
 Air Force Village West, Inc., Prerefunded,
Series A, 8.125%, 6/15/12                                            NR/NR           3,000,000         3,257,430
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP,
Air Force Village West, Inc., Series A, 8.125%, 6/15/20              NR/NR           3,000,000         3,264,240
----------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to Maturity,
Series A, 7.80%, 5/1/21                                            Aaa/AAA           4,285,000         5,411,055
----------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 5.875%, 9/1/08                     NR/NR           1,235,000         1,254,760
----------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.70%, 9/1/25                      NR/NR           1,750,000         1,795,710
----------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA Sanitation District FAU RRB,
Series A, 6%, 12/1/15                                            Aa3/AA/AA             770,000           830,753
----------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB,
Escrowed to Maturity, 8%, 7/1/16(6)                                Aaa/AAA          10,000,000        12,733,500
----------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14                          NR/AAA/NR           5,000,000         5,564,900
----------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC Insured,
Inverse Floater, 8.564%, 8/15/18(1)                            Aaa/AAA/AAA           5,500,000         5,995,000
----------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU Cogeneration Project RB,
MBIA-IBC Insured, 6%, 7/1/22                                   Aaa/AAA/AAA           6,800,000         7,044,120
----------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A, 5.875%, 7/1/21                Aa3/NR/AA           1,070,000         1,111,002
----------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN, Series A, 5.875%, 7/1/23                Aa3/NR/AA             715,000           740,611
----------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17                     Aaa/AAA           5,250,000         5,399,415
----------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 8.446%, 11/18/19(1)                                 A1/NR           2,000,000         2,112,500
----------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue COP,
Prerefunded, Series 91-B, MBIA Insured,
Inverse Floater, 8.02%, 4/8/21(1)                                  Aaa/AAA           3,000,000         3,663,750
----------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RB, 5.25%, 7/1/14                            Aa3/AA-/AA           1,500,000         1,520,190

                   16  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                                  RATINGS:
                                                                  MOODY'S/                                MARKET
                                                                 S&P/FITCH           PRINCIPAL             VALUE
                                                               (UNAUDITED)              AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP Redevelopment
Projects, Series C, Zero Coupon, 5.89%, 8/1/12(2)                 A2/A/AAA         $ 1,750,000         $ 951,248
----------------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP Redevelopment
Projects, Series C, Zero Coupon, 5.81%, 8/1/14(2)                 A2/A/AAA           1,425,000           679,996
----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33                    Baa3/BBB-/BBB           8,000,000         6,928,560
----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Escrowed to Maturity,
Zero Coupon, 5.94%, 1/1/23(2)                                  Aaa/AAA/AAA          21,250,000         6,021,825
----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                                  Aaa/AAA/AAA           7,000,000         7,546,770
----------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                                             NR/BBB           3,060,000         2,866,118
----------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                                              NR/NR           1,000,000           944,610
----------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                                              NR/NR           1,000,000           947,360
----------------------------------------------------------------------------------------------------------------
Santa Ana, CA USD GOUN, FGIC Insured,
5.70%, 8/1/22                                                   NR/AAA/AAA           2,560,000         2,602,906
----------------------------------------------------------------------------------------------------------------
Santa Clara Cnty., CA Mountain View SDI GOUN,
Series B, FSA Insured, 6.125%, 7/1/25                              Aaa/AAA           1,065,000         1,131,168
----------------------------------------------------------------------------------------------------------------
Santa Cruz, CA City High SDI GOUN, Series B,
FGIC Insured, 6%, 8/1/29                                           Aaa/AAA           1,000,000         1,050,550
----------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                                             NR/AAA             965,000           988,739
----------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District RRB,
Inverse Floater, 6.253%, 10/30/20(1)                                Aa2/AA           3,300,000         3,267,000
----------------------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.184%, 7/1/12(1)                                  Aa3/A+           1,900,000         2,018,750
----------------------------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                                     NR/NR           3,750,000         3,808,388
----------------------------------------------------------------------------------------------------------------
Tejon Ranch, CA PFFAU CFD No. 1 SPTX Bonds,
Series A, 7.20%, 9/1/30                                              NR/NR           2,400,000         2,463,168
----------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Prerefunded, Series B, 6.375%, 9/1/21                                NR/NR           3,500,000         3,942,015
----------------------------------------------------------------------------------------------------------------
University of CA Regents RB,
Multiple Purpose Projects, Prerefunded,
Series A, 6.875%, 9/1/16                                           Aa3/AAA           1,950,000         2,092,350
----------------------------------------------------------------------------------------------------------------
West Sacremento, CA Improvement Bond Act of
1915 SPAST Refunding Bonds, 5.60%, 9/2/17                            NR/NR           2,000,000         1,896,900
                                                                                                    ------------
                                                                                                     367,921,052

                   17  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                                  RATINGS:
                                                                  MOODY'S/                                MARKET
                                                                 S&P/FITCH           PRINCIPAL             VALUE
                                                               (UNAUDITED)              AMOUNT        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--6.8%
------------------------------------------------------------------------------------------------------------------
Guam PAU RB, Prerefunded,
Series A, 6.625%, 10/1/14                                           NR/AAA          $2,000,000       $ 2,211,840
------------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RRB,
MBIA-IBC Insured, 6.25%, 7/1/13                                Aaa/AAA/AAA           1,000,000         1,121,400
------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.284%, 7/1/08(1)                                 Aaa/AAA           3,500,000         3,714,375
------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21                      Aaa/AAA           4,000,000         4,178,920
------------------------------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg.
Portfolio I, 6.25%, 4/1/29                                         Aaa/AAA           2,350,000         2,362,314
------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                          Aaa/AAA              90,000            91,970
------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General Hospital
Project, Series A, 6.50%, 7/1/12                               NR/BBB-/BBB           2,325,000         2,233,721
------------------------------------------------------------------------------------------------------------------
PR Industrial, Tourist, Educational,
Medical & Environmental Control Facilities RB,
AES Puerto Rico Project, 6.625%, 6/1/26                        Baa2/NR/BBB           4,130,000         4,273,105
------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19                  NR/BBB-           3,000,000         3,058,500
------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien,
Series E, 6%, 10/1/22                                                NR/NR           3,350,000         3,159,988
                                                                                                     -------------
                                                                                                      26,406,133

------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (Cost $379,759,627)                                          101.5%      394,327,185
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (1.5)       (5,781,423)
                                                                                        --------------------------
NET ASSETS                                                                               100.0%     $388,545,762
                                                                                        ==========================


FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:


CAP     Capital Appreciation                   PC    Pollution Control
CDD     Community Development District         PCFAU Pollution Control Finance Authority
CFD     Community Facilities District          PFAU  Public Finance Authority
CMWLTH  Commonwealth                           PFFAU Public Facilities Finance Authority
COP     Certificates of Participation          POAU  Port Authority
EPAU    Electric Power Authority               PPAU  Public Power Authority
EU      Electric Utilities                     PWBL  Public Works Board Lease
FA      Facilities Authority                   RA    Redevelopment Agency
FAU     Finance Authority                      RB    Revenue Bonds
GOB     General Obligation Bonds               RRB   Revenue Refunding Bonds
GORB    General Obligation Refunding Bonds     SCDAU Statewide Communities Development Authority
GOUN    General Obligation Unlimited Nts.      SDI   School District
HAU     Housing Authority                      SFM   Single Family Mtg.
HF      Health Facilities                      SPAST Special Assessment
HFA     Housing Finance Agency                 SPTX  Special Tax
HFFAU   Health Facilities Finance Authority    SWD   Solid Waste Disposal
MH      Multifamily Housing                    TXAL  Tax Allocation
MUD     Municipal Utility District             USD   Unified School District
PAU     Power Authority

                          18 OPPENHEIMER MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued


1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed rate security. Inverse floaters amount to $41,018,212 or 10.56% of the Fund's net assets as of July 31, 2000.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. When-issued security to be delivered and settled after July 31, 2000.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,041,630 or 1.04% of the Fund's net assets as of July 31, 2000.

6. Securities with an aggregate market value of $1,652,664 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

AS OF JULY 31, 2000, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $59,335,144 OR 15.27% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

                                                                 MARKET VALUE              PERCENT
---------------------------------------------------------------------------------------------------
Special Assessment                                             $  105,858,318                26.9%
Single Family Housing                                              42,311,330                10.7
Electric Utilities                                                 40,735,486                10.3
Municipal Leases                                                   36,865,021                 9.3
Highways                                                           35,147,393                 8.9
General Obligation                                                 26,852,524                 6.8
Marine/Aviation Facilities                                         20,173,590                 5.1
Hospital/Healthcare                                                19,111,712                 4.8
Higher Education                                                   18,430,257                 4.7
Adult Living Facilities                                            13,729,721                 3.5
Water Utilities                                                    13,364,700                 3.4
Sales Tax                                                           7,738,678                 2.0
Sewer Utilities                                                     5,800,232                 1.5
Not-for-Profit Organization                                         5,029,750                 1.3
Education                                                           2,648,148                 0.7
Resource Recovery                                                     530,325                 0.1
---------------------------------------------------------------------------------------------------
Total                                                            $394,327,185               100.0%
---------------------------------------------------------------------------------------------------

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   19  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES


=================================================================================================================
ASSETS

Investments, at value (cost $379,759,627)--see accompanying statement                            $ 394,327,185
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                 1,809,478
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                             5,953,610
Investments sold                                                                                       649,110
Shares of beneficial interest sold                                                                     586,592
Other                                                                                                    5,485
                                                                                                  ---------------
Total assets                                                                                       403,331,460

=================================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased on a when-issued basis                                                        12,691,365
Dividends                                                                                            1,100,635
Shares of beneficial interest redeemed                                                                 648,524
Trustees' compensation                                                                                 162,628
Distribution and service plan fees                                                                      75,334
Transfer and shareholder servicing agent fees                                                           26,477
Daily variation on futures contracts                                                                     3,656
Other                                                                                                   77,079
                                                                                                  ---------------
Total liabilities                                                                                   14,785,698
=================================================================================================================
NET ASSETS                                                                                        $388,545,762
                                                                                                  ===============

=================================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                                  $ 399,664,203
-----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                               (1,058,494)
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                           (24,609,225)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          14,549,278
                                                                                                  ---------------
NET ASSETS                                                                                        $388,545,762
                                                                                                  ===============

=================================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$270,494,050 and 26,760,334 shares of beneficial interest outstanding)                                  $10.11
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                             $10.61
-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $105,392,655
and 10,423,087 shares of beneficial interest outstanding)                                               $10.11
-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,659,057
and 1,254,151 shares of beneficial interest outstanding)                                                $10.09

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   20  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2000

=================================================================================================
INVESTMENT INCOME

Interest                                                                            $25,628,796

=================================================================================================
EXPENSES

Management fees                                                                       2,310,800
-------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                 681,928
Class B                                                                               1,141,529
Class C                                                                                 144,534
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                           218,794
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              76,653
-------------------------------------------------------------------------------------------------
Trustees' compensation                                                                   21,697
-------------------------------------------------------------------------------------------------
Other                                                                                   112,949
                                                                                     ------------
Total expenses                                                                        4,708,884
Less expenses paid indirectly                                                           (17,400)
Less waiver of expenses                                                                 (31,818)
Net expenses                                                                          4,659,666

=================================================================================================
NET INVESTMENT INCOME                                                                20,969,130

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on:
Investments                                                                         (22,157,778)
Closing of futures contracts                                                         (1,803,047)
                                                                                    ------------
Net realized loss                                                                   (23,960,825)

-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  2,384,079
                                                                                    ------------
Net realized and unrealized loss                                                    (21,576,746)

=================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ (607,616)
                                                                                    =============



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   21  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                              2000              1999
========================================================================================================
OPERATIONS

Net investment income                                                   $  20,969,130     $  20,869,032
--------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                  (23,960,825)          366,714
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        2,384,079       (16,235,114)
                                                                         -------------------------------
Net increase (decrease) in net assets resulting from operations            10,818,791        20,111,390

========================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                   (15,078,776)      (15,214,034)
Class B                                                                    (5,199,438)       (5,284,436)
Class C                                                                      (660,538)         (600,129)

========================================================================================================
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                   (31,305,891)       26,403,170
Class B                                                                   (21,177,899)       22,044,556
Class C                                                                    (3,413,724)        6,138,090

========================================================================================================
NET ASSETS

Total increase (decrease)                                                  24,444,494       112,126,546
--------------------------------------------------------------------------------------------------------
Beginning of period                                                       212,217,294       100,090,748
                                                                         -------------------------------
End of period (including overdistributed net investment
income of $1,058,494 and $1,088,872, respectively)                       $388,545,762      $465,989,644
                                                                         ===============================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   22  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS



                                                                                              YEAR        YEAR
                                                                                             ENDED       ENDED
                                                                                          JULY 31,    DEC. 31,
CLASS A                                             2000      1999      1998       1997    1996(1)        1995
===================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period              $ 10.57   $ 10.92   $ 10.94    $ 10.39   $ 10.69     $  9.45
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .53       .53       .54       . 58       .33         .58
Net realized and unrealized gain (loss)              (.46)     (.35)      .06        .54      (.30)       1.25
                                                  -----------------------------------------------------------------

Total income from
investment operations                                 .07       .18       .60       1.12       .03        1.83
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.53)     (.53)     (.54)      (.57)     (.33)       (.58)
Dividends in excess of net
investment income                                      --        --        --         --        --        (.01)
Distributions from net realized gain                   --        --      (.08)        --        --          --
                                                   ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.53)     (.53)     (.62)      (.57)     (.33)       (.59)
                                                   ----------------------------------------------------------------

Net asset value, end of period                     $10.11    $10.57    $10.92    $10.94     $10.39      $10.69
                                                   ================================================================

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                  0.86%     1.59%    5.66%     11.11%      0.34%      19.76%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)          $270,494  $316,363 $300,717   $298,162   $286,033    $285,307
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $283,025  $314,094 $297,372   $289,439   $279,796    $250,188
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                5.34%     4.79%    4.91%      5.49%      5.53%       5.64%
Expenses                                             0.91%     0.91%    0.92%(4)   0.94%(4)   0.97%(4)    0.95%(4)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                48%       35%      31%        31%        14%         23%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   23  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

 FINANCIAL HIGHLIGHTS Continued




                                                                                                YEAR      YEAR
                                                                                               ENDED     ENDED
                                                                                            JULY 31,  DEC. 31,
CLASS B                                             2000      1999      1998        1997     1996(1)      1995
===================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period             $ 10.57   $ 10.92   $ 10.94     $ 10.39     $ 10.69   $  9.44
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .45       .45       .46         .49         .28       .51
Net realized and unrealized gain (loss)             (.45)     (.35)      .06         .55        (.30)     1.25
                                                   ----------------------------------------------------------------
Total income (loss) from
investment operations                                 --       .10       .52        1.04        (.02)     1.76
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.46)     (.45)     (.46)       (.49)       (.28)     (.50)
Dividends in excess of net
investment income                                     --        --        --          --          --      (.01)
Distributions from net realized gain                  --        --      (.08)         --          --        --
                                                   ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.46)     (.45)     (.54)       (.49)       (.28)     (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.11    $10.57    $10.92      $10.94      $10.39    $10.69

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 0.10%     0.82%     4.86%      10.27%      (0.12)%   18.97%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $105,393  $132,763  $115,444     $82,474     $52,038   $41,224
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $113,936  $129,538  $ 99,266     $65,192     $46,422   $29,918
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.57%     4.03%     4.21%       4.70%       4.74%     4.82%
Expenses                                            1.67%     1.67%     1.67%(4)    1.70%(4)    1.74%(4)  1.72%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               48%       35%       31%         31%         14%       23%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   24  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                                                                              YEAR        PERIOD
                                                                                             ENDED         ENDED
                                                                                          JULY 31,      DEC. 31,
CLASS C                                            2000      1999      1998         1997   1996(1)       1995(2)
=======================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period            $ 10.55   $ 10.91    $10.93       $10.38    $10.68        $10.46
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .45       .45       .46          .49       .27           .08
Net realized and unrealized gain (loss)            (.45)     (.36)      .06          .55      (.30)          .22
                                                -----------------------------------------------------------------------
Total income (loss) from
investment operations                                --       .09       .52         1.04      (.03)          .30
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.46)     (.45)     (.46)        (.49)     (.27)         (.07)
Dividends in excess of net
investment income                                    --        --        --           --        --          (.01)
Distributions from net realized gain                 --        --      (.08)          --        --            --
                                                -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.46)     (.45)     (.54)        (.49)     (.27)         (.08)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.09    $10.55    $10.91       $10.93    $10.38        $10.68
                                                =======================================================================

=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                0.10%     0.73%     4.87%       10.26%   (0.19)%         2.90%

=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $12,659   $16,864   $11,340       $5,969   $2,171           $125
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $14,424   $14,672   $ 8,614       $3,869   $1,156           $ 91
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                              4.58%     4.03%     4.24%        4.66%    4.54%         4.56%
Expenses                                           1.67%     1.67%     1.66%(5 )    1.70%(5) 1.80%(5)      1.68%(5)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              48%       35%       31%          31%       14%           23%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                   25  OPPEMHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $12,691,365.


                    26 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

-------------------------------------------------------------------------------
NON-DIVERSIFICATION RISK. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

        Expiring
        ---------
          2006         $  649,809
          2008          4,150,343

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $9,840 was made for the Fund's projected benefit obligations and payments of $7,015 were made to retired trustees, resulting in an accumulated liability of $161,987 as of July 31, 2000.
       The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                    27 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    28  OPPEMHEIMER CALIFORNIA MUNICIPAL FUND

-------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                         YEAR ENDED JULY 31, 2000              YEAR ENDED JULY 31, 1999
                                     SHARES                AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
CLASS A
Sold                              4,527,527          $ 45,309,638        6,301,987          $69,153,860
Dividends and/or
distributions reinvested            875,091             8,748,882          818,090            8,975,978
Redeemed                         (8,583,487)          (85,364,411)      (4,716,845)         (51,726,668)
                                 ------------------------------------------------------------------------
Net increase (decrease)          (3,180,869)         $(31,305,891)       2,403,232          $26,403,170
                                 ========================================================================

---------------------------------------------------------------------------------------------------------
CLASS B
Sold                              1,474,529          $ 14,751,467        3,406,294          $37,480,696
Dividends and/or
distributions reinvested            315,237             3,154,286          301,331            3,307,444
Redeemed                         (3,927,010)          (39,083,652)      (1,715,264)         (18,743,584)
                                 ------------------------------------------------------------------------
Net increase (decrease)          (2,137,244)         $(21,177,899)       1,992,361          $22,044,556
                                 ========================================================================
---------------------------------------------------------------------------------------------------------
CLASS C
Sold                                312,789           $ 3,130,309          856,519           $9,406,000
Dividends and/or
distributions reinvested             40,776               407,068           37,673              412,830
Redeemed                           (697,604)           (6,951,101)        (335,760)          (3,680,740)
                                 ------------------------------------------------------------------------
Net increase (decrease)            (344,039)         $ (3,413,724)         558,432          $ 6,138,090
                                 ========================================================================


==============================================================================-
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $196,588,980 and $248,804,564, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $380,489,461 was:

Gross unrealized appreciation     $17,629,136
Gross unrealized depreciation      (3,809,693)
                                  ------------
Net unrealized appreciation       $13,819,443
                                  ============

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. Effective January 1, 2000, the


                   29  OPPEMHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATMENTS Continued

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
Manager has voluntarily undertaken a waiver to limit its management fees to a maximum annual rate of 0.55% of average annual net assets. The Manager can withdraw the waiver at any time. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.56%, before any waiver by the Manager, if applicable.

------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                             AGGREGATE       CLASS A   COMMISSIONS     COMMISSIONS    COMMISSIONS
                             FRONT-END     FRONT-END    ON CLASS A      ON CLASS B     ON CLASS C
                         SALES CHARGES SALES CHARGES        SHARES          SHARES         SHARES
                            ON CLASS A   RETAINED BY   ADVANCED BY     ADVANCED BY    ADVANCED BY
YEAR ENDED                      SHARES   DISTRIBUTOR   DISTRIBUTOR(1)  DISTRIBUTOR(1) DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------
July 31, 2000                 $423,400       $90,950       $28,185        $415,444        $28,818


1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.



                                    CLASS A                    CLASS B                   CLASS C
                        CONTINGENT DEFERRED        CONTINGENT DEFERRED       CONTINGENT DEFERRED
                              SALES CHARGES              SALES CHARGES             SALES CHARGES
YEAR ENDED          RETAINED BY DISTRIBUTOR    RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------
July 31, 2000                       $18,175                   $460,060                    $9,500

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $681,928 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $25,787 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                   30  OPPEMHEIMER CALIFORNIA MUNICIPAL FUND

------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:


                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                    AGGREGATE        UNREIMBURSED
                                                                 UNREIMBURSED       EXPENSES AS %
                             TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES       OF NET ASSETS
                                 UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN            OF CLASS
--------------------------------------------------------------------------------------------------
Class B Plan                     $1,141,529         $916,439       $3,263,767                3.10%
Class C Plan                        144,534           56,116          206,800                1.63

==============================================================================
5. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

       The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                   31  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

=============================================================================
5. FUTURES CONTRACTS Continued
       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 2000, the Fund had outstanding futures contracts as follows:


                                   EXPIRATION        NUMBER OF       VALUATION AS OF      UNREALIZED
CONTRACT DESCRIPTION                     DATE        CONTRACTS         JULY 31, 2000    DEPRECIATION
-----------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
U.S. Treasury Nts., 10 yr.            9/20/00              117           $11,570,203         $18,280

=============================================================================
6. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

       The Fund had no borrowings outstanding during the year ended July 31, 2000.

=============================================================================
7. OTHER MATTERS
On February 29, 2000, the Board of Trustees approved the reorganization of Oppenheimer Main Street California Municipal Fund with and into Oppenheimer California Municipal Fund. Shareholders of Oppenheimer Main Street California Municipal Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer California Municipal Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2000.



                   32  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

===============================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer California Municipal Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP


Denver, Colorado
August 21, 2000

                   33  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

===============================================================================
In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       None of the dividends paid by the Fund during the year ended July 31, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   34  OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

==============================================================================

OFFICERS AND TRUSTEES          Leon Levy, Chairman of the Board of Trustees
                               Donald W. Spiro, Vice Chairman of the Board of Trustees
                               Bridget A. Macaskill, Trustee and President
                               Robert G. Galli, Trustee
                               Phillip A. Griffiths, Trustee
                               Benjamin Lipstein, Trustee
                               Elizabeth B. Moynihan, Trustee
                               Kenneth A. Randall, Trustee
                               Edward V. Regan, Trustee
                               Russell S. Reynolds, Jr., Trustee
                               Clayton K. Yeutter, Trustee
                               Jerry Webman, Vice President
                               Merrell Hora, Vice President
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary

==============================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.
==============================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.
==============================================================================
TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
SERVICING AGENT
==============================================================================
CUSTODIAN OF                   Citibank, N.A.
PORTFOLIO SECURITIES
==============================================================================
INDEPENDENT AUDITORS           KPMG LLP
==============================================================================
LEGAL COUNSEL                  Mayer, Brown & Platt

                               This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. For other material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                               OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY
                               ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY
                               OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
                               INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL
                               AMOUNT INVESTED.

                               OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                               OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD
                               TRADE CENTER, NEW YORK, NY 10048-0203.


          (C)Copyright 2000 OppenheimerFunds, Inc. All right reserved.

                    35 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

===================================================================================================
GLOBAL EQUITY

                        Developing Markets Fund           Global Fund
                        International Small Company Fund  Quest Global Value Fund
                        Europe Fund                       Global Growth & Income Fund
                        International Growth Fund

===================================================================================================
EQUITY

                        Stock                             Stock & Bond
                        Enterprise Fund                   Main Street(R) Growth & Income Fund
                        Discovery Fund                    Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund     Total Return Fund
                        Quest Small Cap Value Fund        Quest Balanced Value Fund
                        MidCap Fund                       Capital Income Fund
                        Capital Appreciation Fund         Multiple Strategies Fund
                        Growth Fund                       Disciplined Allocation Fund
                        Disciplined Value Fund            Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund               Specialty
                        Trinity Core Fund                 Real Asset Fund
                        Trinity Value Fund                Gold & Special Minerals Fund

===================================================================================================
FIXED INCOME

                        Taxable                           Municipal
                        International Bond Fund           California Municipal Fund(1)
                        World Bond Fund                   Main Street(R) California Municipal Fund(1)
                        High Yield Fund                   Florida Municipal Fund(1)
                        Champion Income Fund              New Jersey Municipal Fund(1)
                        Strategic Income Fund             New York Municipal Fund(1)
                        Bond Fund                         Pennsylvania Municipal Fund(1)
                        Senior Floating Rate Fund         Municipal Bond Fund
                        U.S. Government Trust             Insured Municipal Fund
                        Limited-Term Government Fund      Intermediate Municipal Fund

                                                          Rochester Division
                                                          Rochester Fund Municipals
                                                          Limited Term New York Municipal Fund
===================================================================================================
MONEY MARKET(2)
                        Money Market Fund                 Cash Reserves



1. Available to investors only in certain states.

2. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                    36 OPPENHEIMER CALIFORNIA MUNICIPAL FUND

INFORMATION AND SERVICES

          As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

          ---------------------------------------------------------------------
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          24-hr access to account information and transactions(1)
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          ---------------------------------------------------------------------
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          Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
          1.800.525.7048
          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
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          P.O. Box 5270, Denver, CO 80217-5270
          ---------------------------------------------------------------------
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1. At times this website may be inaccessible or its transaction feature may be unavailable.


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                                                Distributor, Inc.


RA0790.001.0700 September 29, 2000